Northbrook Life Insurance Company

Supplement  to:  Morgan  Stanley Variable Annuity  II,  Variable  Annuity  II
                 AssetManager, Variable Annuity 3, Variable Annuity 3 AssetManager, Preferred Client Variable Annuity and Single Premium Variable Life

                         Prospectuses Dated: May 1, 2002


This supplement describes a change in name to one of the variable sub-accounts available under your Contract. Effective on or about July 31, 2002, the Morgan Stanley Competitive Edge "Best Ideas" Portfolio will change its name to Morgan Stanley Global Advantage Portfolio. On that date, the name of the corresponding sub-account will be changed to reflect the Portfolio's new name. Therefore, all references in the current prospectus to Morgan Stanley Competitive Edge "Best Ideas" apply to Morgan Stanley Global Advantage.

Please keep this supplement for future reference together with your prospectus.



June 21, 2002